UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
FORM 8-K
___________________________
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 28, 2025
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Gold Flora Corporation
(Exact name of registrant as specified in its charter)
___________________________

Delaware	0-56348	93-2261104
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3165 Red Hill Avenue
Costa Mesa, CA 92626
(Address of Principal Executive Offices, including Zip Code)
(949) 252-1908
(Registrant’s Telephone Number, including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03 Bankruptcy or Receivership.

As previously reported, on March 27, 2025, Gold Flora Corporation (the “Company”) and its subsidiaries filed an ex parte application for receivership under the laws of the State of California in the Los Angeles County Superior Court, Santa Monica Division (the “Court”), Case No. 25SMCP00161.

On March 28, 2025, the Court issued an order (the “Order”) granting the Company’s application and appointed Stone Blossom Capital, LLC, by and through its principal Richard Ormand, as the receiver of the Company (the “Receiver”). Pursuant to the Order, the Receiver took possession of all assets of the Company and is authorized to take any action the Receiver deems reasonable and appropriate to manage and operate such assets, including the marketing and sale of assets. The Receiver has broad powers and authority to seize, collect, manage, control, preserve, protect, maintain, liquidate or conserve value of all of the assets of the Company in accordance with California law. Accordingly, the Receiver is empowered to sell all of the assets of the Company (together or separately) and distribute the proceeds of such sale to the Company’s creditors in a manner approved by the Court.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, on March 28, 2025, the Company’s securities were halted from quotation on the OTCQB marketplace operated by OTC Markets Group, Inc. (“OTC”). On April 2, 2025, the Company received a notice from OTC notifying the Company that, as a result of its receivership filing, the Company no longer qualified for quotation on the OTCQB marketplace and that the quotation of the Company’s securities would be transferred to the OTC Pink Market effective as of the open of trading on April 3, 2025.

Item 7.01 Regulation FD Disclosure.

Press Release

On March 27, 2025, the Company issued a press release announcing the appointment of the Receiver. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Additional Information on the Receivership Filing

Additional information about the receivership filing, including access to Court records, is available online at Los Angeles Superior Court, Santa Monica Division at www.lacourt.org or in person at the Court located at 1725 Main Street, Santa Monica, CA 90401.

The documents and other information available via website or elsewhere are not part of this Current Report on Form 8-K and shall not be deemed incorporated herein.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward Looking Statements

This Current Report on Form 8-K contains "forward-looking information" within the meaning of applicable Canadian securities legislation and the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to the receivership application and expected process, and other plans, intentions, estimates and beliefs, and may include statements regarding the Receiver’s scope of authority, the timing and manner of disposition of the Company’s assets, and the timing of the transfer of the quotation of the Company’s securities to the OTC Pink Market. Words such as "expects," "continue," "will," "anticipates," and "intends," or similar expressions, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward–looking statements are based on the Company’s current projections and expectations about future events and financial trends that it believes might affect its financial condition, results of operations, prospects, business strategy and financial needs, and on certain assumptions and analysis made by it in light of the experience and perception of historical trends, current conditions and expected future developments and other factors it believes are appropriate. Although the Company believes that any forward-looking information and statements herein are reasonable, in light of the use of assumptions and the significant risks and uncertainties inherent in such information and statements, there can be no assurance that any such forward-looking information and statements will prove to be accurate, and accordingly readers are advised to rely on their own evaluation of such risks and uncertainties and should not place undue reliance upon such forward-looking information and statements. Such risks and uncertainties include, but are not limited to, the receivership process, the Company’s ability to obtain approval from the Court with respect to motions or other requests made to the Court throughout the course of the receivership; the effects of the receivership on the liquidity, results of operations and business of the Company and its subsidiaries; the Company’s ability to negotiate with its lenders or enter into agreements for strategic alternatives; the Company’s ability to continue as a going concern during the receivership and going forward; the potential for governmental investigations and inquiries, regulatory actions and lawsuits; and other risks discussed in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”). Any forward-looking information and statements herein are made as of the date hereof and, except as required by applicable laws, the Company does not assume any obligation to update or revise any forward-looking information or statements contained herein or to update the reasons that actual events or results could or do differ from those projected in any forward-looking information and statements herein, whether as a result of new information, future events or results, or otherwise.

Cautionary Note Regarding the Company’s Securities

The Company cautions that trading in the Company’s securities during the pendency of the receivership is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the receivership process. The Company expects that holders of shares of the Company’s securities could experience a significant or complete loss on their investment, depending on the outcome of the receivership. Accordingly, the Company urges extreme caution with respect to existing and future investments in its common stock.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Title
99.1	Press Release of Gold Flora Corporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLD FLORA CORPORATION

Dated: April 2, 2025	By:	/s/ Marshall Minor
	Name:	Marshall Minor
	Title:	Chief Financial Officer